[LOGO]                                 Investing                        [PHOTO]

EATON VANCE                            for the
--------------------
        Mutual Funds                     21st

                                       Century





ANNUAL REPORT AUGUST 31, 1999
[GRAPHIC]



                                  EATON VANCE
                                 GREATER CHINA
                                  GROWTH FUND

                      Global Management - Global Distribution



[PHOTO]

Eaton Vance Greater China Growth Fund as of August 31, 1999
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------


[PHOTO]
JAMES B. HAWKES
PRESIDENT

Eaton Vance Greater China Growth Fund Class A shares had a total return of 66.18% for the year ended August 31, 1999. That return was the result of an increase in net asset value per share (NAV) from $6.86 on August 31, 1998 to $11.40 on August 31, 1999.(1)

Class B shares had a total return of 65.48% for the year, the result of an increase in NAV from $6.20 to $10.26 during the same period.(1)

Class C shares had a total return of 65.40% for the year, the result of an increase in NAV from $4.22 to $6.98 during the same period.(1)

Following last year's troublesome financial crises, many of the China region markets mounted a strong comeback in 1999. As a measure of that renewed strength, the Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a widely recognized, unmanaged index of common stocks traded in Asia - had a return of 122.4%.(2)

THE HONG KONG AND SOUTH KOREAN

MARKETS HAVE RISEN SHARPLY, LEADING THE

WAY TOWARD A REGIONAL RECOVERY...

In the wake of last year's crisis, emerging Asian economies have mounted a strong recovery in 1999. Asian markets have been boosted primarily by financial reforms and a new determination to avoid the crippling current account deficits of recent memory. In this improved climate, Hong Kong-based companies have posted significantly higher earnings growth, pushing Hong Kong's Hang Seng Index up 33.2% through August alone. South Korea has risen a staggering 70.7% on the strength of a surge in first quarter gross domestic product. Elsewhere in the region, despite some political tensions with the mainland, Taiwan's market surged 25.5%, driven by the strong earnings momentum within its technology sector.

CHINA'S ZHU RONGI LINKS ECONOMIC

GROWTH TO STRONG FINANCIAL MARKETS...

In June, China's Premier Zhu Rongi visited the U.S. for World Trade Organization talks. By most accounts, Premier Zhu was awestruck by the economic prosperity he witnessed in the U.S. and by our robust financial markets. Perhaps not surprisingly, upon his return, his government announced measures designed to boost China's local stock markets.

Clearly, as it observes the 50th anniversary of the founding of the People's Republic in October, China remains keenly aware of its vibrant past and equally determined to build a prosperous future. At Eaton Vance, we have long recognized China's long-term growth potential. We believe that Greater China Growth Portfolio remains well-positioned to participate in that future.


                                                     Sincerely,


                                                     /s/ James B. Hawkes
                                                     James B. Hawkes
                                                     President
                                                     October 7, 1999



--------------------------------------------------------------------------------
FUND INFORMATION
AS OF AUGUST 31, 1999

Performance(3)                  Class A       Class B       Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          66.18%       65.48%          65.40%
Five Years                        -4.18        -4.65           -4.97
Life of Fund+                      3.59         0.62           -6.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          56.59%       60.48%          64.40%
Five Years                        -5.31        -5.03           -4.97
Life of Fund+                      2.70         0.62           -6.09
+Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93
Ten Largest Equity Holdings(4)
-------------------------------------------
HSBC Holdings PLC                     9.8%
Hutchison Whampoa                     9.0
China Telecom                         8.8
Hang Seng Bank                        5.4
Cheung Kong Holdings Ltd.             5.2
Li & Fung Ltd.                        4.4
Compal Electronics                    3.8
Hon Hai Precision Industry            3.8
Delta Electronics                     3.5
Samsung Electronics                   2.4


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B and Class C shares.

(2)  It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

(4) Ten largest holdings accounted for 56.0% of the Portfolio's investments. Holdings are subject to change.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

Eaton Vance Greater China Growth Fund As Of August 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


[PHOTO]
ADALINE M. KO
PORTFOLIO MANAGER

AN INTERVIEW WITH ADALINE M. KO, DIRECTOR, LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO GREATER CHINA GROWTH PORTFOLIO.

Q: ADALINE, THE CHINA REGION MARKETS HAVE REBOUNDED SHARPLY IN 1999 FROM LAST YEAR'S DEBACLE. WHAT HAS LIFTED THE MARKETS?

A: As the crises and capital flight of last fall abated, the China region economies were gradually able to address some of their problems. Many countries have taken steps to reschedule short-term debt, which has enabled them to lower interest rates. Concurrently, asset prices, such as property and real estate, have returned to more reasonable levels. In addition, excesses in the banking sector are gradually being eliminated, which should make the region less vulnerable to these shocks in the future.

     In this improved climate, the region's stock markets launched a strong rally. While there is still much work to be done, the region's economies have made an excellent start on the road to recovery.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: The Portfolio has maintained its China orientation. I continue to believe that some of the region's best opportunities can be found in Hong Kong and Taiwan. Hong Kong, at 65.6%, constituted the Portfolio's largest country weighting at August 31. Taiwan was the second largest concentration, at 22.1%. South Korea, which has generated surprisingly strong growth, represented a 6.3% weighting.

Q: LET'S TURN FIRST TO HONG KONG. HOW WOULD YOU EVALUATE HONG KONG'S ECONOMIC PROSPECTS?

A: While last year's crisis - and the bursting of the property bubble - slowed the economy somewhat, there are signs of a revival. Property prices have retreated to levels where there is now renewed buying interest. The rising stock market has helped build consumer confidence, which is reflected in slightly improved retail sales.

     Moves by the Chinese government to lower interest rates and stimulate the mainland economy should provide a further boost to Hong Kong companies that do business with the mainland. In the wake of the crisis, Hong Kong companies have taken steps to make their operations more efficient. The effect of those actions is just now being reflected in corporate earnings.

Q:   WHAT COMPANIES HAVE YOU EMPHASIZED IN HONG KONG?

A: The Portfolio has focused on blue chip companies that are likely to be among the first benefi-

--------------------------------------------------------------------------------

Five Largest Industry Positions(1)
----------------------------------
By total net assets

Financial               19.5%
Diversified trading     15.2%
Electrical/Electronics  11.4%
Properties              10.2%
Telecommunications       9.8%

Regional Distribution(1)
----------------------------------
By total investments

Hong Kong                65.6%
Taiwan                   22.1%
Korea                     6.3%
Other                     6.0%


(1) Because the Fund is actively managed, industry weightings and regional distributions are subject to change. All data as of 8/31/99.

Eaton Vance Greater China Growth Fund as of August 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------


     ciaries of a full-scale economic recovery. HSBC Holdings is the Portfolio's largest holding. As one of the region's premier banking powers, HSBC posted surprisingly strong earnings in the first half of 1999, as non-performing loans declined significantly. The bank reported improving conditions in Thailand, Indonesia, and South Korea, suggesting that the entire region is on the mend. Meanwhile, HSBC has increased its efforts to diversify globally.

     Li & Fund Ltd. was another large Hong Kong-based holding. This trading company provides a full range of services for companies manufacturing goods in Asia, by sourcing raw materials, planning cost-effective production, and monitoring manufacturing. Because of its extensive network of contacts in Asia, Li & Fung is often able to help companies streamline operations while cutting costs. The company's customers have included U.S. household names such as the shoe manufacturer Reebok, the clothing chain The Limited, and cosmetics manufacturer Avon. Li & Fung has doubled its profits in the past three years and saw sales rise to $2 billion in 1998.

Q:   WHAT HAVE YOU FOUND ATTRACTIVE ABOUT TAIWAN?

A: In Taiwan, we have focused primarily on the technology sector. While the recent saber-rattling between Taiwan and China has raised concerns for the broader market, the technology sector continued to fare very well. Technology has driven strong productivity gains in the U.S. and that trend has started to take hold in Asia. Taiwan is a major beneficiary as one of the world's premier producers of quality electronic components. Demand for its quality products has remained very high.

Q:   WHAT COMPANIES HAVE YOU PURCHASED IN TAIWAN?

A: Taiwan Semiconductor Manufacturing Co. (TSMC) is a global leader in the manufacture and testing of semiconductors and has recently purchased 30% of competitor Acer's business in order to expand capacity. Earlier this year, U.S. giant Motorola, Inc. announced that it was closing some of its less productive U.S. plants in favor of an outsourcing agreement with TSMC. IBM also announced plans to use TSMC to outsource manufacturing.

     Delta Electronics is a manufacturer of switching equipment and components for local area networks. The fast growth of the Internet and private corporate networks has resulted in strong demand for the company's products. As an indicator of potential demand, the Beijing government has announced an ambitious plan to have 80% of mainland Chinese companies linked to the Internet by 2001.

Q: SOUTH KOREA WAS THE PORTFOLIO'S THIRD LARGEST COUNTRY WEIGHTING. HOW WOULD YOU DESCRIBE THE INVESTMENT CLIMATE THERE?

A: Following a prolonged recession, South Korea has been among Asia's most resurgent economies. First quarter Gross Domestic Product rose a strong 4.6% thanks to a more accommodative monetary policy that pushed interest rates down to 8%, a historic low. Lower rates have created a much more favorable environment for investors. Many of Korea's large, blue chip companies have initiated large-scale restructurings, reducing debt and making their operations more efficient. We expect that this trend should lead to greater productivity and faster earnings growth.

Q:   WHAT SORT OF COMPANIES HAVE YOU TARGETED IN SOUTH KOREA?

A: Our largest Korean investment was Samsung Electronics. In July, the company announced that its profits for the first half of 1999 increased seven-fold, to $1.1 billion. Primarily a semiconductor producer, Samsung is well-positioned for the next-generation of dynamic random access chips
     (DRAM). The faster,

Eaton Vance Greater China Growth Fund as of August 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------


     128-megabit DRAMs provide higher margins than the previous generation. After a prolonged glut, the memory chip market now appears to be firming. Samsung is also the world's leading maker of liquid-crystal display screens, a market that has been increasingly characterized by supply shortages.

     Korea Telecom Ltd. was another Korean investment. As the major provider of telecom service in Korea, the company announced in June an agreement with software giant Microsoft to build an Internet infrastructure for Korea. The company is also engineering a major restructuring aimed at improving productivity. As part of that effort, KT plans to dramatically cut costs, reduce its workforce by 15,000, and sharply pare its debt. The company also announced its intention to sell up to one-third of the company to attract foreign capital.

Q:   HAVE YOU BOUGHT ANY MAINLAND CHINA COMPANIES?

A: Yes. The Portfolio's third largest holding is China Telecom, which is listed on the Hong Kong exchange. China Telecom is the largest cellular telephone service provider in China. The company has major operations in the populous Guangdong, Jiangsu, and Zhejiang areas and has benefited significantly from the fast growth and increasing wealth within those provinces.

     Earlier this year, China's Ministry for the Information Industry formulated plans to split the company into three separate entities. One company would focus on fixed-line voice and data services; a second would handle network and satellite systems; a third would control paging systems. While each company would focus on its specialty, business activities within the other telecom segments would also be permitted. It is hoped that the proposed restructuring will encourage competition and foster further growth in China's telecom industry.

Q:   ADALINE, WHAT IS YOUR OUTLOOK FOR THE CHINA REGION IN THE COMING YEAR?

A: The outlook is much improved, as it appears that the China region economies have taken the first steps toward recovery. Equally as important, many companies have made efforts to restructure their operations. Finally, it appears that Japan's economy may be improving slightly. That would give a boost to all of Asia. Moreover, despite the rallies in 1999, the region's markets have a long way to go yet to fully recover.

     There are, of course, lingering uncertainties about the region, including China's continuing political intrigues with Taiwan and the future course of the renminbi, China's currency. But, as we have emphasized over the years, the China region has enormous growth potential. As they repair the damage from last year's crisis, the stage is being set for a powerful economic recovery. I believe that the region's stock markets will reflect that recovery.

Eaton Vance Greater China Growth Fund as of August 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in

EATON VANCE GREATER CHINA GROWTH FUND, CLASS A VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*

October 31, 1992 - August 31, 1999

          Date      Fund/NAV  Fund/Off Price   MSCI Index

       10/31/92       $10,000        $9,425       $10,000
       11/30/92        $9,770        $9,208        $9,639
       12/31/92        $9,800        $9,237        $9,354
        1/31/92        $9,910        $9,340        $9,650
        2/28/93       $10,560        $9,953       $10,223
        3/31/93       $10,860       $10,236       $10,231
        4/30/93       $11,860       $11,178       $11,140
        5/31/93       $12,280       $11,574       $11,793
        6/30/93       $11,600       $10,933       $11,485
        7/31/93       $11,610       $10,943       $11,560
        8/31/93       $12,450       $11,734       $12,527
        9/30/93       $12,730       $11,998       $13,011
       10/31/93       $14,570       $13,732       $15,407
       11/30/93       $14,780       $13,930       $15,304
       12/31/93       $17,713       $16,695       $19,025
        1/31/94       $16,489       $15,541       $17,725
        2/28/94       $15,677       $14,776       $16,963
        3/31/94       $13,801       $13,008       $15,140
        4/30/94       $13,982       $13,178       $15,719
        5/31/94       $14,624       $13,783       $16,310
        6/30/94       $13,741       $12,951       $15,762
        7/31/94       $14,664       $13,821       $16,580
        8/31/94       $15,757       $14,851       $17,904
        9/30/94       $15,637       $14,738       $17,556
       10/31/94       $15,577       $14,681       $17,830
       11/30/94       $14,142       $13,329       $16,256
       12/31/94       $14,013       $13,207       $15,801
        1/31/95       $12,499       $11,780       $14,176
        2/28/95       $13,559       $12,779       $15,360
        3/31/95       $13,751       $12,960       $15,351
        4/30/95       $13,569       $12,789       $15,139
        5/31/95       $14,801       $13,950       $16,842
        6/30/95       $14,568       $13,731       $16,579
        7/31/95       $15,003       $14,140       $16,891
        8/31/95       $14,366       $13,541       $16,112
        9/30/95       $14,599       $13,759       $16,304
       10/31/95       $14,266       $13,445       $16,024
       11/30/95       $13,953       $13,150       $15,660
       12/31/95       $14,508       $13,674       $16,434
        1/31/96       $15,921       $15,006       $17,710
        2/28/96       $15,669       $14,768       $17,903
        3/31/96       $15,507       $14,616       $18,034
        4/30/96       $15,851       $14,939       $18,683
        5/31/96       $15,992       $15,073       $18,474
        6/30/96       $15,568       $14,673       $18,199
        7/31/96       $14,599       $13,759       $16,856
        8/31/96       $15,124       $14,254       $17,365
        9/30/96       $15,548       $14,654       $17,664
       10/31/96       $15,447       $14,559       $17,328
       11/30/96       $16,507       $15,558       $18,146
       12/31/96       $16,807       $15,841       $18,082
        1/31/97       $17,024       $16,046       $18,457
        2/28/97       $17,521       $16,514       $18,613
        3/31/97       $16,455       $15,509       $17,562
        4/30/97       $16,838       $15,870       $17,300
        5/31/97       $18,712       $17,636       $18,082
        6/30/97       $20,535       $19,354       $18,744
        7/31/97       $21,280       $20,057       $18,901
        8/31/97       $19,776       $18,639       $15,550
        9/30/97       $18,961       $17,870       $15,480
       10/31/97       $13,333       $12,566       $12,039
       11/30/97       $12,763       $12,029       $11,213
       12/31/97       $12,629       $11,903       $10,795
        1/31/98       $10,798       $10,177        $9,861
        2/28/98       $13,322       $12,556       $11,952
        3/31/98       $13,009       $12,261       $11,776
        4/30/98       $11,836       $11,156       $10,744
        5/31/98       $10,273        $9,682        $9,105
        6/30/98        $9,469        $8,925        $8,083
        7/31/98        $8,810        $8,304        $7,878
        8/31/98        $7,660        $7,220        $6,743
        9/30/98        $8,620        $8,125        $7,341
       10/31/98        $9,972        $9,398        $8,846
       11/30/98       $10,184        $9,598        $9,566
       12/31/98        $9,860        $9,293        $9,632
        1/31/99        $8,989        $8,472        $9,638
        2/28/99        $8,933        $8,420        $9,450
        3/31/99        $9,558        $9,009       $10,249
        4/30/99       $11,423       $10,766       $12,160
        5/31/99       $10,898       $10,272       $11,442
        6/30/99       $12,987       $12,240       $15,039
        7/31/99       $12,384       $11,672       $12,640
        8/31/99       $12,730       $11,998       $12,580

Performance                     Class A       Class B       Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          66.18%       65.48%          65.40%
Five Years                        -4.18        -4.65           -4.97
Life of Fund+                      3.59         0.62           -6.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          56.59%       60.48%          64.40%
Five Years                        -5.31        -5.03           -4.97
Life of Fund+                      2.70         0.62           -6.09

+Inception Dates -- Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93

*Source: TowersData, Bethesda, MD. Investment operations commenced 10/28/92.
 Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

 The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Far East Free ex-Japan Index -- a broad-based index of common stocks traded in the Asian markets. An investment in the Fund's Class B shares on 6/30/93 at net asset value would have been worth $10,519 on August 31, 1999. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $6,980 on August 31, 1999. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

 Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
Assets
-----------------------------------------------------------
Investment in Greater China Growth
   Portfolio, at value
   (identified cost, $131,086,870)             $166,854,976
Receivable for Fund shares sold                     171,729
Prepaid Trustee fees                                    543
-----------------------------------------------------------
TOTAL ASSETS                                   $167,027,248
-----------------------------------------------------------
Liabilities
-----------------------------------------------------------
Payable for Fund shares redeemed               $    571,448
Accrued expenses                                    138,778
-----------------------------------------------------------
TOTAL LIABILITIES                              $    710,226
-----------------------------------------------------------
NET ASSETS                                     $166,317,022
-----------------------------------------------------------
Sources of Net Assets
-----------------------------------------------------------
Paid-in capital                                $206,180,401
Accumulated net realized loss from
   Portfolio
   (computed on the basis of identified
      cost)                                     (68,847,293)
Accumulated distributions in excess of
   net investment income                         (6,784,192)
Net unrealized appreciation from
   Portfolio
   (computed on the basis of identified
      cost)                                      35,768,106
-----------------------------------------------------------
TOTAL                                          $166,317,022
-----------------------------------------------------------
Class A Shares
-----------------------------------------------------------
NET ASSETS                                     $ 65,299,108
SHARES OUTSTANDING                                5,727,113
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)         $      11.40
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $11.40)           $      12.10
-----------------------------------------------------------
Class B Shares
-----------------------------------------------------------
NET ASSETS                                     $ 92,860,333
SHARES OUTSTANDING                                9,051,191
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)         $      10.26
-----------------------------------------------------------
Class C Shares
-----------------------------------------------------------
NET ASSETS                                     $  8,157,581
SHARES OUTSTANDING                                1,169,130
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)         $       6.98
-----------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
Investment Income
-----------------------------------------------------------
Dividends allocated from Portfolio (net of
   foreign taxes, $117,778)                    $  3,333,106
Interest allocated from Portfolio                    37,575
Expenses allocated from Portfolio                (1,662,450)
-----------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO           $  1,708,231
-----------------------------------------------------------
Expenses
-----------------------------------------------------------
Management fee                                 $    394,743
Trustees fees and expenses                            2,750
Distribution and service fees
   Class A                                          318,335
   Class B                                          863,671
   Class C                                           73,919
Transfer and dividend disbursing agent fees         352,518
Printing and postage                                 57,888
Registration fees                                    34,342
Custodian fee                                        21,762
Legal and accounting services                        18,441
Miscellaneous                                        70,207
-----------------------------------------------------------
TOTAL EXPENSES                                 $  2,208,576
-----------------------------------------------------------
Deduct --
   Reduction of custodian fee                  $     19,627
-----------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                       $     19,627
-----------------------------------------------------------

NET EXPENSES                                   $  2,188,949
-----------------------------------------------------------

NET INVESTMENT LOSS                            $   (480,718)
-----------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------------
Net realized gain (loss) --
   Investment transactions                     $(15,042,756)
   Foreign currency transactions                     82,832
-----------------------------------------------------------
NET REALIZED LOSS                              $(14,959,924)
-----------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                                 $ 94,967,873
   Foreign currency                                  35,069
-----------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                              $ 95,002,942
-----------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN               $ 80,043,018
-----------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 79,562,300
-----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)            YEAR ENDED          YEAR ENDED
IN NET ASSETS                  AUGUST 31, 1999     AUGUST 31, 1998
-------------------------------------------------------------------
From operations --
   Net investment loss           $  (480,718)        $  (527,581)
   Net realized loss             (14,959,924)        (37,488,716)
   Net change in unrealized
 appreciation (depreciation)      95,002,942        (238,824,543)
-------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS    $79,562,300        ($276,840,840)
-------------------------------------------------------------------
Transactions in shares of beneficial interest
   --
   Proceeds from sale of
      shares
      Class A                    $76,846,296         $64,144,943
      Class B                      7,382,152          57,002,100
      Class C                      2,869,651          16,441,773
   Issued in reorganization
      of EV Traditional and
      Classic Greater China
      Growth Funds
      Class A                             --         212,699,579
      Class C                             --          18,537,242
   Cost of shares redeemed
      Class A                   (100,800,501)       (109,846,599)
      Class B                    (33,051,806)       (122,069,416)
      Class C                     (4,852,288)        (18,294,045)
-------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND SHARE
   TRANSACTIONS                  $(51,606,496)       $118,615,577
-------------------------------------------------------------------

NET INCREASE (DECREASE) IN
   NET ASSETS                    $27,955,804        ($158,225,263)
-------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------
At beginning of year             $138,361,218        $296,586,481
-------------------------------------------------------------------
AT END OF YEAR                   $166,317,022        $138,361,218
-------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
-------------------------------------------------------------------
AT END OF YEAR                   $(6,784,192)        $(6,303,474)
-------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED AUGUST 31,
                                   --------------------------------------------------------------------------------------------
                                             1999(1)                        1998(1)               1997       1996       1995
                                   ----------------------------  -----------------------------  ---------  ---------  ---------
                                   CLASS A   CLASS B   CLASS C    CLASS A   CLASS B   CLASS C    CLASS B    CLASS B    CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of
   year                            $ 6.860   $ 6.200   $ 4.220   $ 17.710   $16.130   $10.970   $ 12.450   $ 11.890   $ 13.160
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)       $ 0.012   $(0.049)  $(0.039)  $  0.013   $(0.041)  $(0.025)  $ (0.181)  $ (0.087)  $ (0.038)
Net realized and unrealized gain
   (loss)                            4.528     4.109     2.799    (10.863)   (9.889)   (6.725)     3.921      0.647     (1.157)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 4.540   $ 4.060   $ 2.760   $(10.850)  $(9.930)  $(6.750)  $  3.740   $  0.560   $ (1.195)
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment
   income                          $    --   $    --   $    --   $     --   $    --   $    --   $ (0.060)  $     --   $ (0.065)
In excess of net realized gain          --        --        --         --        --        --         --         --     (0.010)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $    --   $    --   $    --   $     --   $    --   $    --   $ (0.060)  $     --   $ (0.075)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $11.400   $10.260   $ 6.980   $  6.860   $ 6.200   $ 4.220   $ 16.130   $ 12.450   $ 11.890
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      66.18%    65.48%    65.40%    (61.26)%  (61.56)%  (61.53)%    30.15%      4.71%     (9.06)%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $65,299   $92,860   $ 8,158   $ 56,277   $75,635   $ 6,449   $296,586   $284,575   $324,258
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)(4)                     2.33%     2.83%     2.83%      2.27%     2.78%     2.79%      2.66%      2.63%      2.47%
   Expenses after custodian fee
      reduction(3)                    2.14%     2.64%     2.64%      2.15%     2.66%     2.67%      2.63%      2.57%        --
   Net investment income (loss)       0.13%    (0.59)%   (0.69)%     0.11%    (0.40)%   (0.36)%    (0.75)%    (0.51)%    (0.02)%
Portfolio Turnover of the
   Portfolio                            57%       57%       57%        42%       42%       42%        48%        42%        32%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended August 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.2% at August 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1999, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2004 and August 31, 2007, respectively ($5,709,157 and $53,501,891). Additionally, net capital losses of $10,989,161 attributable to security transactions included after October 31, 1998 are treated as arising on the first day of the Fund's next taxable year.

 E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                 YEAR ENDED          YEAR ENDED
    CLASS A                      AUGUST 31, 1999     AUGUST 31, 1998
    -----------------------------------------------------------------
    Sales                            8,778,204           6,467,788
    Redemptions                    (11,256,723)        (10,270,182)
    Issued to EV Traditional
     Greater China Growth
     Fund shareholders                      --          12,008,026
    -----------------------------------------------------------------
    NET INCREASE (DECREASE)         (2,478,519)          8,205,632
    -----------------------------------------------------------------

                                 YEAR ENDED          YEAR ENDED
    CLASS B                      AUGUST 31, 1999     AUGUST 31, 1998
    -----------------------------------------------------------------
    Sales                              900,184           5,949,248
    Redemptions                     (4,050,967)        (12,136,919)
    -----------------------------------------------------------------
    NET DECREASE                    (3,150,783)         (6,187,671)
    -----------------------------------------------------------------

                                 YEAR ENDED          YEAR ENDED
    CLASS C                      AUGUST 31, 1999     AUGUST 31, 1998
    -----------------------------------------------------------------
    Sales                              482,097           2,615,795
    Redemptions                       (841,616)         (2,777,113)
    Issued to EV Classic
     Greater China Growth
     Fund shareholders                      --           1,689,967
    -----------------------------------------------------------------
    NET INCREASE (DECREASE)           (359,519)          1,528,649
    -----------------------------------------------------------------

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1999 the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $394,743. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $8,435 from the Eaton Vance Greater China Growth Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1999.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5 Distribution Plan
-------------------------------------------
   The Fund has adopted distribution plans (Class A Plan, Class B Plan, Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $178,870, $651,261, and $55,439 for Class A, Class B, and
   Class C shares, respectively to or payable to EVD for the year ended
   August 31, 1999, representing approximately 0.28%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $3,473,000 and $4,368,000 for Class B and Class C shares, respectively.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1999 amounted to approximately $139,465, $212,410, and $18,480 for Class A, Class B, and
   Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $393,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $86,940,701 and $141,146,971, respectively, for the year ended August 31, 1999.

8 Transfer of Net Assets
-------------------------------------------
   On September 1, 1997, EV Marathon Greater China Growth Fund received the net assets of the EV Traditional Greater China Growth Fund and EV Classic Greater China Growth Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Greater China Growth Fund, at the closing, issued 12,008,026 Class A shares and 1,689,967 Class C shares of the Fund having an aggregate value of $212,699,579 and $18,537,242, respectively. As a result the Fund issued one Class A share and one Class C share for each share of EV Traditional Greater China Growth Fund and EV Classic Greater China Growth Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Greater China Growth Fund's and EV Classic Greater China Growth Fund's net assets at the date of the transaction were $212,699,579 and $18,537,242, respectively, including $74,646,817 and
   $6,082,848 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Greater China Growth Fund (formerly "EV Marathon Greater China Growth Fund") were $527,823,302 with a net asset value of $17.71, $16.13 and $10.97 for Class A, Class B and Class C, respectively.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GROWTH TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for each of the years in the five year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE
                         Boston, Massachusetts
                         October 1, 1999

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE GREATER CHINA GROWTH FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

GREATER CHINA GROWTH PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and Assistant Treasurer

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

Adaline Mang-Yee Ko
Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.1%


                                          SHARES            VALUE
-------------------------------------------------------------------------
CHINA -- 0.6%
Industrial / Manufacturing -- 0.6%
-------------------------------------------------------------------------
Jilin Chemical Industrial Company,
Class H                                       8,000,000     $    989,034
One of the largest producers of basic
chemicals and raw materials in China.
-------------------------------------------------------------------------
                                                            $    989,034
-------------------------------------------------------------------------
Total China
   (identified cost $992,499)                               $    989,034
-------------------------------------------------------------------------
HONG KONG -- 64.4%
Broadcasting and Cable -- 1.1%
-------------------------------------------------------------------------
Television Broadcasts, Ltd.                     400,000     $  1,782,322
Hong Kong's main no.1 broadcaster and
world's largest Chinese-language program
producer.
-------------------------------------------------------------------------
                                                            $  1,782,322
-------------------------------------------------------------------------
Chemicals -- 0.6%
-------------------------------------------------------------------------
Shanghai Petrochemical                        5,000,000     $  1,075,317
One of China's largest diversified
petrochemical producers.
-------------------------------------------------------------------------
                                                            $  1,075,317
-------------------------------------------------------------------------
Computer Equipment -- 0.3%
-------------------------------------------------------------------------
Legend Holdings, Ltd.                           500,000     $    482,927
Manufactures and distributes computer
products.
-------------------------------------------------------------------------
                                                            $    482,927
-------------------------------------------------------------------------
Conglomerates -- 1.1%
-------------------------------------------------------------------------
Citic Pacific, Ltd.                             600,000     $  1,866,030
Diversified company engaged in
infrastructure, trading, and
distribution, property and industrial
manufacturing.
-------------------------------------------------------------------------
                                                            $  1,866,030
-------------------------------------------------------------------------
Diversified Trading -- 15.2%
-------------------------------------------------------------------------
Hutchison Whampoa                             1,557,000     $ 15,188,728
Diversified company with interests in
property development, ports, retailing,
manufacturing, telecommunications,
media, energy, finance and investment.
                                          SHARES            VALUE
-------------------------------------------------------------------------

Diversified Trading (continued)
-------------------------------------------------------------------------
Li & Fung, Ltd.                               2,312,000     $  7,413,740
Export trading of consumer products.
NG Fung Hong, Ltd.                            4,244,000        2,978,668
Trader of foodstuffs and non-foodstuffs.
-------------------------------------------------------------------------
                                                            $ 25,581,136
-------------------------------------------------------------------------
Financial -- 16.8%
-------------------------------------------------------------------------
China Everbright Pacific, Ltd.(1)             3,000,000     $  2,704,391
A holding company of financial assets.
Hang Seng Bank                                  809,000        9,142,096
Banking and related financial services.
HSBC Holdings PLC                             1,322,700       16,395,031
One of the largest banking and financial
services organization in the world.
-------------------------------------------------------------------------
                                                            $ 28,241,518
-------------------------------------------------------------------------
Industrial / Manufacturing -- 3.2%
-------------------------------------------------------------------------
Angang New Steel Co., Ltd.                   14,058,000     $  1,991,436
Specializes in cold-rolled sheets, wire
rods, and thick plates.
CIM Co., Ltd.(1)(2)                           1,800,000               --
Diversified company with interests in
property and investment, public
transportation, trading and hotel
operations.
Varitronix International, Ltd.                1,520,000        3,347,263
Designs, manufactures and sells liquid
crystal displays and related products.
-------------------------------------------------------------------------
                                                            $  5,338,699
-------------------------------------------------------------------------
Infrastructure -- 0.7%
-------------------------------------------------------------------------
Jiangsu Expressway Co.                        2,260,000     $    407,462
Constructs and operates the
Shanghai-Nanjing Expressway.
New World Infrastructure(1)                     600,000          842,225
The group owns roads and bridges,
container terminals in Hong Kong and
China, power stations, water treatment
plants, and information infrastructure
projects.
-------------------------------------------------------------------------
                                                            $  1,249,687
-------------------------------------------------------------------------
Properties -- 10.2%
-------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                    1,000,000     $  8,692,685
Property development and construction.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                          SHARES            VALUE
-------------------------------------------------------------------------

Properties (continued)
-------------------------------------------------------------------------
Cheung Kong Infrastructure                    1,220,000     $  2,458,806
Owns and operates roads and buildings in
China. Owns a cement operation in Hong
Kong.
Hong Kong Land Holdings, Ltd.                 1,584,000        2,344,320
Commercial property investment,
development, leasing and management.
New World Development                         1,200,000        2,889,835
A diversified developer with substantial
investment in China.
Sino Land Company                             1,500,000          753,366
Property developer in Hong Kong.
-------------------------------------------------------------------------
                                                            $ 17,139,012
-------------------------------------------------------------------------
Telecommunications -- 9.8%
-------------------------------------------------------------------------
Cable and Wireless HKT, Ltd.                    750,000     $  1,704,732
Largest telecom provider in Hong Kong.
China Telecom(1)                              4,740,000       14,741,634
Consists of the two largest provincial
mobile telephone operators in China.
-------------------------------------------------------------------------
                                                            $ 16,446,366
-------------------------------------------------------------------------
Traffic Management System -- 0.8%
-------------------------------------------------------------------------
Sichuan Expressway Co.                       15,494,000     $  1,296,961
Toll road operator in China.
-------------------------------------------------------------------------
                                                            $  1,296,961
-------------------------------------------------------------------------
Transportation-- 4.6%
-------------------------------------------------------------------------
China Eastern Airlines(1)                     6,966,000     $    879,143
China's third largest airline by
traffic, based in Shanghai.
China Merchants Hai Hong Holdings             4,437,000        3,742,664
Engaged in the Industrial and
Infrastructure business.
China Ship Development Co., Ltd.(1)           8,300,000        1,774,338
Operates bulk and oil vessels in China.
Cosco Pacific, Ltd.                           1,500,000        1,313,561
Container leasing and port operator.
-------------------------------------------------------------------------
                                                            $  7,709,706
-------------------------------------------------------------------------
Total Hong Kong
   (identified cost $84,781,874)                            $108,209,681
-------------------------------------------------------------------------

MALAYSIA -- 1.2%


                                          SHARES            VALUE
-------------------------------------------------------------------------
Investment Services -- 1.2%
-------------------------------------------------------------------------
RHB Capital Berhad(1)                         2,410,000     $  2,054,842
Third largest bank in Malaysia with
retail focus.
-------------------------------------------------------------------------
                                                            $  2,054,842
-------------------------------------------------------------------------
Total Malaysia
   (identified cost $2,426,171)                             $  2,054,842
-------------------------------------------------------------------------
REPUBLIC OF KOREA -- 6.2%
Electronics -- 4.1%
-------------------------------------------------------------------------
Samsung Corp.(1)                                160,000     $  2,819,144
Largest and most diversified trading
conglomerate in South Korea.
Samsung Electronics                              21,085        4,000,881
Manufacturer of home appliances,
telecommunications products, computers
and semiconductors.
-------------------------------------------------------------------------
                                                            $  6,820,025
-------------------------------------------------------------------------
Investment Services -- 1.0%
-------------------------------------------------------------------------
Seoul Securities(1)                             180,000     $  1,722,999
Boutique securities firm.
-------------------------------------------------------------------------
                                                            $  1,722,999
-------------------------------------------------------------------------
Telephone Utilities-- 1.1%
-------------------------------------------------------------------------
Korea Telecom Corp. ADR(1)                       56,800     $  1,846,000
Monopolistic telecom service provider
for South Korea.
-------------------------------------------------------------------------
                                                            $  1,846,000
-------------------------------------------------------------------------
Total Republic of Korea
   (identified cost $7,135,051)                             $ 10,389,024
-------------------------------------------------------------------------
SINGAPORE -- 0.8%
Conglomerates -- 0.8%
-------------------------------------------------------------------------
Jardine Matheson Holdings                       300,000     $  1,434,000
Multinational enterprise. Its activities
include financial services,
supermarkets, consumer marketing,
engineering and construction, motor
trading, property and hotels.
-------------------------------------------------------------------------
                                                            $  1,434,000
-------------------------------------------------------------------------
Total Singapore
   (identified cost $982,089)                               $  1,434,000
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

TAIWAN -- 21.7%


                                          SHARES            VALUE
-------------------------------------------------------------------------
Chemicals-- 1.6%
-------------------------------------------------------------------------
Nan Ya Plastic                                1,603,130     $  2,646,676
Producer of PVC/non-PVC secondary
processed goods, polyester fibers, PCB's
and CCLs.
-------------------------------------------------------------------------
                                                            $  2,646,676
-------------------------------------------------------------------------
Computer Equipment -- 6.1%
-------------------------------------------------------------------------
Asustek Computer, Inc.                          347,132     $  3,733,304
Highly profitable motherboard producer
in Taiwan supplying to Intel.
Compal Electronics                            1,912,905        6,406,427
Production of color monitors, portable
computers, terminals and others.
-------------------------------------------------------------------------
                                                            $ 10,139,731
-------------------------------------------------------------------------
Electrical / Electronics -- 7.3%
-------------------------------------------------------------------------
Delta Electronics                             1,430,400     $  5,825,057
Produces switching power supplies, local
area network components and electrical
parts, filters and electrical magnetic
components.
Hon Hai Precision Industry(1)                   980,000        6,379,245
The company specializes in connector
production.
-------------------------------------------------------------------------
                                                            $ 12,204,302
-------------------------------------------------------------------------
Financial -- 1.4%
-------------------------------------------------------------------------
Bank Sinopac                                  3,877,390     $  2,389,838
The company is one of the banks in
Taiwan.
-------------------------------------------------------------------------
                                                            $  2,389,838
-------------------------------------------------------------------------
Industrial / Manufacturing -- 2.5%
-------------------------------------------------------------------------
China Steel                                   2,474,250     $  1,929,604
Largest integrated steel producer in
Taiwan.
Formosa Plastics                              1,211,240        2,323,448
One of the largest plastic manufacturers
in Taiwan.
-------------------------------------------------------------------------
                                                            $  4,253,052
-------------------------------------------------------------------------
Insurance -- 1.1%
-------------------------------------------------------------------------
Cathay Life Insurance                           631,270     $  1,895,794
Underwrites endowment, life, accident
and medical policies.
-------------------------------------------------------------------------
                                                            $  1,895,794
-------------------------------------------------------------------------
                                          SHARES            VALUE
-------------------------------------------------------------------------
Semiconductors -- 1.7%
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing,
Co.(1)                                          676,500     $  2,871,934
World's largest independent
semiconductor foundry.
-------------------------------------------------------------------------
                                                            $  2,871,934
-------------------------------------------------------------------------
Total Taiwan
   (identified cost $25,669,072)                            $ 36,401,327
-------------------------------------------------------------------------
THAILAND -- 3.2%
Financial -- 1.3%
-------------------------------------------------------------------------
Bank of Ayudhya(1)                            3,600,000     $  1,619,507
One of the largest commercial banks in
Thailand.
Thai Military Bank Public Co., Ltd.(1)        1,400,000          638,936
One of the largest commercial banks in
Thailand.
-------------------------------------------------------------------------
                                                            $  2,258,443
-------------------------------------------------------------------------
Utilities -- 1.9%
-------------------------------------------------------------------------
Electricity Generating (Foreign)              2,000,000     $  3,129,482
Involved in privatizing electricity in
Thailand.
-------------------------------------------------------------------------
                                                            $  3,129,482
-------------------------------------------------------------------------
Total Thailand
   (identified cost $6,996,642)                             $  5,387,925
-------------------------------------------------------------------------
Total Common Stocks
   (identified cost $128,983,398)                           $164,865,833
-------------------------------------------------------------------------
Total Investments -- 98.1%
   (identified cost $128,983,398)                           $164,865,833
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%                      $  3,235,875
-------------------------------------------------------------------------
Net Assets -- 100%                                          $168,101,708
-------------------------------------------------------------------------

Please note that company descriptions are unaudited.

(1)  Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                                            PERCENTAGE
  COMPANY                         INDUSTRY SECTOR                           OF NET ASSETS   VALUE
  ------------------------------------------------------------------------------------------------------
  HSBC Holdings PLC               Financial                                       9.8%      $16,395,031
  Hutchison Whampoa               Diversified Trading                             9.0        15,188,728
  China Telecom                   Telecommunications                              8.8        14,741,634
  Hang Seng Bank                  Financial                                       5.4         9,142,096
  Cheung Kong Holdings, Ltd.      Properties                                      5.2         8,692,685
  Li & Fung, Ltd.                 Diversified Trading                             4.4         7,413,740
  Compal Electronics              Computer Equipment                              3.8         6,406,427
  Hon Hai Precision Industry      Electrical / Electronics                        3.8         6,379,245
  Delta Electronics               Electrical / Electronics                        3.5         5,825,057
  Samsung Electronics             Electronics                                     2.4         4,000,881

TOP TEN INDUSTRY SECTORS

                                          PERCENTAGE
INDUSTRY SECTOR                           OF NET ASSETS   VALUE
----------------------------------------------------------------------
Financial                                      19.5%      $32,889,799
Diversified Trading                            15.2        25,581,136
Properties                                     10.2        17,139,012
Telecommunications                              9.8        16,446,366
Electrical / Electronics                        7.3        12,204,302
Computer Equipment                              6.4        10,622,658
Industrial / Manufacturing                      6.3        10,580,785
Transportation                                  4.6         7,709,706
Electronics                                     4.1         6,820,025
Investment Services                             2.2         3,777,841

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
Assets
-------------------------------------------------------
Investments, at value (identified cost,
   $128,983,398)                          $ 164,865,833
Cash                                             20,846
Foreign currency, at value (identified
   cost, $1,642,039)                          1,668,362
Receivable for investments sold               1,604,760
Interest and dividends receivable               443,277
Prepaid Trustee fees                              1,199
-------------------------------------------------------
TOTAL ASSETS                              $ 168,604,277
-------------------------------------------------------

Liabilities
-------------------------------------------------------
Payable for investments purchased         $     445,698
Accrued expenses                                 56,871
-------------------------------------------------------
TOTAL LIABILITIES                         $     502,569
-------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 168,101,708
-------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 132,189,995
Net unrealized appreciation (computed on
   the basis of identified cost)             35,911,713
-------------------------------------------------------
TOTAL                                     $ 168,101,708
-------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
Investment Income
-------------------------------------------------------
Dividends (net of foreign taxes,
   $118,635)                              $   3,358,711
Interest                                         37,883
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $   3,396,594
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $   1,196,133
Administration fee                              399,310
Trustees fees and expenses                        7,810
Custodian fee                                   306,241
Legal and accounting services                    51,335
Miscellaneous                                     9,030
-------------------------------------------------------
TOTAL EXPENSES                            $   1,969,859
-------------------------------------------------------
Deduct --
   Reduction of custodian fee                   294,208
-------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     294,208
-------------------------------------------------------

NET EXPENSES                              $   1,675,651
-------------------------------------------------------

NET INVESTMENT INCOME                     $   1,720,943
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions                $ (15,288,921)
   Foreign currency transactions                 83,667
-------------------------------------------------------
NET REALIZED LOSS                         $ (15,205,254)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  95,825,374
   Foreign currency                              36,046
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  95,861,420
-------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  80,656,166
-------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  82,377,109
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
in Net Assets                             AUGUST 31, 1999    AUGUST 31, 1998
-----------------------------------------------------------------------------
From operations --
   Net investment income                    $    1,720,943     $    3,325,028
   Net realized loss                           (15,205,254)       (38,333,872)
   Net change in unrealized appreciation
      (depreciation)                            95,861,420       (239,800,112)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $   82,377,109     $ (274,808,956)
-----------------------------------------------------------------------------
Capital transactions --
   Contributions                            $   87,077,591     $  144,632,224
   Withdrawals                                (142,001,532)      (266,956,606)
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                             $  (54,923,941)    $ (122,324,382)
-----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       $   27,453,168     $ (397,133,338)
-----------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------
At beginning of year                        $  140,648,540     $  537,781,878
-----------------------------------------------------------------------------
AT END OF YEAR                              $  168,101,708     $  140,648,540
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                  YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------
                                  1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------------------------------
Expenses(1)                         1.23%       1.19%       1.19%       1.19%       1.10%
Expenses after custodian fee
   reduction                        1.05%       1.07%       1.16%       1.12%         --
Net investment income               1.08%       1.19%       0.72%       0.94%       1.35%
Portfolio Turnover                    57%         42%         48%         42%         32%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                     $168,102    $140,649    $537,782    $510,298    $590,417
-----------------------------------------------------------------------------------------

(1) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended
     August 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Greater China Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York on September 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total expenses in the Statement of Operations.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy.

 E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the adviser fee was equivalent to 0.75% of average daily net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the administrative fee was 0.25% of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $83,469,549 and $107,607,750, respectively, for the year ended August 31, 1999.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1999, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $ 130,725,902
-------------------------------------------------------
Gross unrealized appreciation             $  51,682,146
Gross unrealized depreciation               (17,542,215)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $  34,139,931
-------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

   Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 1999.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1999.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GREATER CHINA GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the supplementary data for each of the years in the five year period ended August 31, 1999. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 1999, the results of its operations, the changes in its net assets and its supplementary data for the respective stated period, in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         October 1, 1999

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SPONSOR AND MANAGER OF
EATON VANCE GREATER CHINA GROWTH FUND &
ADMINISTRATOR OF GREATER CHINA GROWTH PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



EATON VANCE GREATER CHINA GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109



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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

2-2258-10/99                                                         CGSRC-10/99